MERRILL LYNCH
                                                                   STRATEGIC
                                                                   DIVIDEND FUND

                                [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                   Annual Report
                                                                   July 31, 1999

                      MERRILL LYNCH STRATEGIC DIVIDEND FUND

Sector
Representation as a
Percentage of
Equities as of
July 31, 1999

[A pie graph depicting sector representation as a percentage of equities as of July 31, 1999]

Utilities               27.9%
Capital Goods            7.5%
Energy                  13.4%
Financial Services      28.3%
Basic Industries         8.7%
Consumer                14.2%

US Common Stock
Investments as of
July 31, 1999

                                                                          S&P
                                                           Fund           500**
--------------------------------------------------------------------------------
Average Capitalization (in billions)                       $29.3         $101.0
--------------------------------------------------------------------------------
Price/Book Value                                             3.4            4.8
--------------------------------------------------------------------------------
Price/Earnings Ratio***                                     22.5           29.5
--------------------------------------------------------------------------------
Yield Based on Current Dividend                              2.7%*          1.3%
--------------------------------------------------------------------------------
* Net yield after expenses for 12-months ended 7/31/99, according to Lipper Analytical Services.
**    An unmanaged broad-based index comprised of common stocks.
***   Based on trailing 12-month earnings.

                            Merrill Lynch Strategic Dividend Fund, July 31, 1999

DEAR SHAREHOLDER

Economic crosscurrents were evident during the quarter ended July 31, 1999. The US economic expansion is ongoing, especially in the consumer sector. This gave rise to inflationary concerns. However, there was not consistent evidence that economic growth is occurring at inflationary rates, although the Organization of Petroleum Exporting Countries (OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board raised the Federal Funds rate 0.25% at its June 30, 1999 meeting. After the quarter's close, the US central bank met again and determined that an additional 0.25% interest rate increase was needed to limit inflationary pressures. Meanwhile, Japan reported its first quarter of economic positive economic growth in more than a year. There were growing signs of improvement in some emerging economies (most notably South Korea and Mexico), although concerns remain for others (such as Brazil and Argentina).

In the US capital markets, long-term interest rates rose during the July quarter. While the spread between yields on Treasury securities and corporate issues of similar maturities has narrowed somewhat, it remains wide by historic standards. Although the US stock market exhibited greater price volatility, its advances broadened beyond relatively few growth stocks to the previously languishing cyclical sectors.

Portfolio Matters

For the three months ended July 31, 1999, Merrill Lynch Strategic Dividend Fund's Class A, Class B, Class C and Class D Shares had total returns of -1.06%, -1.25%, -1.25% and -1.04%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 - 7 of this report to shareholders.) Although the Fund declined during the July quarter, its performance compared favorably with the -2.50% total return of the 200 highest-yielding stocks in the Standard & Poor's 500 (S&P 500) Index.

During the July quarter, the Fund's relative performance was influenced by action on the part of the Federal Reserve Board to push interest rates higher. Our investments in the basic industrial (8% of net assets), consumer cyclical (9%) and financial services (21%) sectors exhibited the heaviest relative underperformance to the broad stock market, while our holdings in the energy (12%), electric utilities (11%), telecommunications (10%), capital goods (7%) and natural gas (7%) sectors posted favorable results. In previous shareholder letters, we expressed our positive investment outlook regarding the electric utility and energy industry groups, even in a rising interest rate environment. Many electric utilities continue to trade at the lowest price/earnings ratios relative to the S&P 500 Index in 20 years. Additionally, we believe both oil-related and natural gas-related energy stocks remain attractively valued at current levels. We see good prospects for earnings and dividend growth as the price of the commodities continues to rise, reflecting steady demand growth and no significant build-up in inventory level. The Fund remains overweighted to these industry groups relative to the high-yield stock universe and the overall market.

Transactions in the July quarter included initiating three new positions and eliminating one. We acquired the shares of BellSouth Corporation, a regional Bell operating company providing wireline communications services in nine southeastern states. The company also provides wireless telephone service in the United States and has interests in wireless operations in Latin America, Europe, the Middle East and South Asia. The company's fundamentals remain among the strongest of the regional Bell operating companies, and we expect earnings to grow strongly over the next several years. In our view, the stock is attractive based on its total return potential.

We also added the shares of two property-casualty companies -- The Chubb Corporation and St. Paul Companies, Inc. In a group move, the shares of both companies came under heavy selling pressure as weather-related losses, disappointing personal auto results and the ongoing tough pricing environment eroded profits. With the group selling at less than half the market price/earnings multiple and at nearly book value, we believed the shares of good-quality companies with strong underwriting disciplines, such as Chubb and St. Paul, are attractively valued at current levels and offer good total return opportunities. We sold our investment in AGL Resources, Inc. because the stock no longer met our investment criteria.

Fiscal Year in Review

The Fund's investment objective is to seek to provide shareholders with long-term total returns by investing primarily in a diversified portfolio of dividend-paying common stocks that yield more than the S&P 500 Index. Our strategy is based on our belief that stocks that have above-average dividend yields will provide attractive long-term total return and greater price stability than stocks that have below average dividend yields, especially during periods of downward movements in market prices. We seek to outperform the 200 highest-yielding stocks in the S&P 500 Index on a total return basis.

Our investment approach to stock selection for the Fund is both focused and conservative. We seek to enhance the Fund's performance through careful stock selection, screening the high-yield universe for attractively valued stocks based not just on high dividend yield but also on solid earnings and dividend growth prospects. Since diversification is one of our top priorities, we buy individual stocks that include an attractive dividend yield relative to their respective industry but most often also are attractively valued on a price/earnings ratio and price/book value basis. We do recognize that the market's highest-yielding sectors are utilities, financials and energy, in which the Fund has a high concentration of assets. As a result, reviewing sector allocation and developing and setting investment strategy as market and economic conditions evolve are also key elements in our investment strategy.

The 12-month period ended July 31, 1999 presented a challenge as investor sentiment seemed to shift from growth stocks to value stocks, from the long-time favored large-capitalization stocks to small- and mid-size stocks, and from technology to defensive issues such as basic industrials and utilities and then back again to technology. However, this period was especially challenging for value investors with a yield bias. Federal Reserve Board action during this period included lowering interest rates during the second half of 1998 in an attempt to staunch any possibility of a financial crisis domestically or internationally followed by pushing interest rates up again in the second quarter of 1999 as inflationary fears resurfaced. The Fund's position during this period was to stay the course. We maintained cash reserves at about 10% of net assets, essentially a fully invested position with a small cushion for opportunity moves. Our investment transactions during the period were based on a stock by stock basis. Our goal was to maintain an attractively competitive dividend yield on the Fund while seeking to enhance total return. During the fiscal year ended July 31, 1999, this strategy benefited the Fund's performance, as the Fund's Class A, Class B, Class C and Class D Shares had total returns of +14.15%, +12.96%, +12.96% and +13.88%, respectively. The Fund's performance for the fiscal year compared favorably with the +8.66% total return of the 200 highest-yielding stocks in the S&P 500 Index. The Fund's performance also compared favorably with the +11.69% total return of the Lipper Analytical Services Equity Income Funds Average.

Our top ten holdings at July 31, 1999 accounted for 22.4% of net assets and generated a gross yield of 2.0%. We increased our exposure in our foreign investments believing that certain European markets currently offer attractive investment opportunities.

In Conclusion

We thank you for your investment in Merrill Lynch Strategic Dividend Fund, and we look forward to reviewing our outlook and strategy with you again in our upcoming quarterly report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Walter D. Rogers

Walter D. Rogers
Senior Vice President and
Portfolio Manager

September 1, 1999


                                      2 & 3

                            Merrill Lynch Strategic Dividend Fund, July 31, 1999

PORTFOLIO INFORMATION

As of July 31, 1999

                                                                      Percent of
Ten Largest Common Stock Holdings                                     Net Assets
Royal Dutch Petroleum Company
  (NY Registered Shares) .............................................   3.3%
The Chase Manhattan Corporation ......................................   3.0
Ameritech Corporation ................................................   2.4
The Bank of New York Company, Inc. ...................................   2.3
American General Corporation .........................................   2.1
International Paper Company ..........................................   2.1
Whirlpool Corporation ................................................   1.9
PNC Bank Corp. .......................................................   1.8
Mobil Corporation ....................................................   1.8
National Westminster Bank PLC ........................................   1.7

PORTFOLIO CHANGES

For the Quarter Ended July 31, 1999

Additions

BellSouth Corporation
The Chubb Corporation
The St. Paul Companies, Inc.

Deletion

AGL Resources, Inc.

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                               Ten Years/
                                                 12 Month        3 Month     Since Inception
                                               Total Return   Total Return    Total Return
=============================================================================================
ML Strategic Dividend Fund Class A Shares*        +14.15%        -1.06%         +224.83%
---------------------------------------------------------------------------------------------
ML Strategic Dividend Fund Class B Shares*        +12.96         -1.25          +193.08
---------------------------------------------------------------------------------------------
ML Strategic Dividend Fund Class C Shares*        +12.96         -1.25          +128.25
---------------------------------------------------------------------------------------------
ML Strategic Dividend Fund Class D Shares*        +13.88         -1.04          +137.21
---------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                     +20.20         -0.16      +396.63/+213.97
=============================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
** An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.


                                     4 & 5

                            Merrill Lynch Strategic Dividend Fund, July 31, 1999

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

[A line graph depicting the growth of an investment in the Fund's Class A Shares & Class B Shares compared to growth of an investment in the Standard & Poor's 500 Index and High Yield Index. Beginning and ending values are:]

                                                          7/89            7/99
ML Strategic Dividend Fund+--
Class A Shares*                                           $9,475         $30,781
ML Strategic Dividend Fund+--
Class A Shares*                                          $10,000         $29,305
Standard & Poor's 500 Index++                            $10,000         $49,663
High Yield Index+++                                      $10,000         $26,294

[A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Standard & Poor's 500 Index and High Yield Index. Beginning and ending values are:]

                                                        10/21/94**       7/99
ML Strategic Dividend Fund+--
Class C Shares*                                          $10,000        $22,825
ML Strategic Dividend Fund+--
Class D Shares*                                           $9,475        $22,477
Standard & Poor's 500 Index++                            $10,000        $31,396
High Yield Index+++                                      $10,000        $21,478

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Strategic Dividend Fund invests primarily in companies with a continuous record of paying dividends.
++    This unmanaged broad-based Index is comprised of common stocks.
+++ This unmanaged Index consists of the first two quintiles of the highest-yielding stocks of the S&P 500. The starting date for the Index in the Class C & Class D Shares' graph is from10/31/94.
      Past performance is not predictive of future performance.

Average Annual Total Return

                                                % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/99                                     +13.12%         + 7.18%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                               +20.50          +19.21
--------------------------------------------------------------------------------
Ten Years Ended 6/30/99                                +13.59          +12.98
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                    % Return         % Return
                                                  Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/99                                     +11.92%         + 8.14%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                               +19.26          +19.26
--------------------------------------------------------------------------------
Ten Years Ended 6/30/99                                +12.43          +12.43
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                    % Return         % Return
                                                  Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/99                                     +11.92%         +10.97%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/99                   +19.89          +19.89
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class D Shares*
--------------------------------------------------------------------------------
Year Ended 6/30/99                                     +12.83%         + 6.91%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/99                   +20.86          +19.48
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


                                     6 & 7

                            Merrill Lynch Strategic Dividend Fund, July 31, 1999

SCHEDULE OF INVESTMENTS                                          (in US dollars)

EUROPE
                                   Shares                                                                      Value      Percent of
Industries                          Held                   Common Stocks                          Cost       (Note 1a)    Net Assets
====================================================================================================================================
Netherlands

Oil -- International               125,000   Royal Dutch Petroleum Company
                                             (NY Registered Shares)                         $  4,284,612    $  7,625,000        3.3%
------------------------------------------------------------------------------------------------------------------------------------
                                             Total Investments in the Netherlands              4,284,612       7,625,000        3.3
====================================================================================================================================
United Kingdom

Banking                            200,000   National Westminster Bank PLC                     3,791,943       3,949,560        1.7
------------------------------------------------------------------------------------------------------------------------------------
Oil -- International                30,504   BP Amoco PLC (ADR) (a)                            1,370,665       3,534,651        1.5
------------------------------------------------------------------------------------------------------------------------------------
Steel                              700,000   British Steel PLC                                 1,938,756       1,876,770        0.8
------------------------------------------------------------------------------------------------------------------------------------
                                             Total Investments in the United Kingdom           7,101,364       9,360,981        4.0
====================================================================================================================================
                                             Total Investments in Europe                      11,385,976      16,985,981        7.3
====================================================================================================================================
NORTH AMERICA
====================================================================================================================================
United States

Aerospace & Defense                 20,000   Rockwell International Corporation                  803,055       1,176,250        0.5
------------------------------------------------------------------------------------------------------------------------------------
Automobile                          70,000   Ford Motor Company                                1,318,007       3,403,750        1.5
------------------------------------------------------------------------------------------------------------------------------------
Automotive                          72,000   Arvin Industries, Inc.                            1,656,934       2,691,000        1.1
Equipment & Tires                   50,000   Cooper Tire & Rubber Company                      1,202,300       1,125,000        0.5
                                    60,000   Dana Corporation                                  1,649,850       2,505,000        1.1
                                                                                            ------------    ------------      -----
                                                                                               4,509,084       6,321,000        2.7
------------------------------------------------------------------------------------------------------------------------------------
Automotive Parts                    60,000   TRW Inc.                                          1,663,737       3,206,250        1.4
------------------------------------------------------------------------------------------------------------------------------------
Banking                            145,000   The Bank of New York Company, Inc.                4,329,860       5,355,938        2.3
                                    90,000   The Chase Manhattan Corporation                   5,600,772       6,918,750        3.0
                                    92,000   Mellon Bank Corporation                             990,205       3,105,000        1.3
                                    34,500   Mercantile Bancorporation Inc.                    1,002,055       1,880,250        0.8
                                    60,000   National City Corporation                         2,011,800       1,785,000        0.8
                                    78,000   PNC Bank Corp.                                    4,070,243       4,124,250        1.8
                                    40,000   State Street Corporation                          2,655,414       2,835,000        1.2
                                    26,880   SunTrust Banks, Inc.                              1,447,180       1,733,760        0.7
                                                                                            ------------    ------------      -----
                                                                                              22,107,529      27,737,948       11.9
------------------------------------------------------------------------------------------------------------------------------------
Business Services                   52,000   The Dun & Bradstreet Corporation                  1,378,715       1,651,000        0.7
------------------------------------------------------------------------------------------------------------------------------------
Capital Goods                       30,000   General Electric Company                            724,669       3,270,000        1.4
                                    28,000   Minnesota Mining and Manufacturing
                                             Company (3M)                                      1,608,098       2,462,250        1.1
                                    68,000   Ogden Corporation                                 1,531,759       1,721,250        0.7
                                                                                            ------------    ------------      -----
                                                                                               3,864,526       7,453,500        3.2
------------------------------------------------------------------------------------------------------------------------------------
Chemicals                           23,000   The Dow Chemical Company                          1,369,880       2,852,000        1.2
                                    40,000   E.I. du Pont de Nemours and Company               1,329,525       2,882,500        1.2
                                                                                            ------------    ------------      -----
                                                                                               2,699,405       5,734,500        2.4
------------------------------------------------------------------------------------------------------------------------------------
Consumer -- Durables                63,000   Whirlpool Corporation                             3,323,062       4,516,312        1.9
------------------------------------------------------------------------------------------------------------------------------------
Drugs                               50,000   American Home Products Corporation                1,721,675       2,550,000        1.1
------------------------------------------------------------------------------------------------------------------------------------
                                    52,000   Bristol-Myers Squibb Company                        593,629       3,458,000        1.5
                                                                                            ------------    ------------      -----
                                                                                               2,315,304       6,008,000        2.6
------------------------------------------------------------------------------------------------------------------------------------
Foods                               40,000   General Mills, Inc.                               2,938,894       3,312,500        1.4
                                    55,000   The Quaker Oats Company                           2,983,189       3,743,437        1.6
                                                                                            ------------    ------------      -----
                                                                                               5,922,083       7,055,937        3.0
------------------------------------------------------------------------------------------------------------------------------------
Household Products                  24,000   The Clorox Company                                  728,490       2,688,000        1.1
------------------------------------------------------------------------------------------------------------------------------------
Insurance                           65,000   American General Corporation                      1,346,718       5,029,375        2.1
                                    58,000   The Chubb Corporation                             3,778,387       3,469,125        1.5
                                    60,000   Lincoln National Corporation                      1,275,150       3,000,000        1.3
                                   170,000   Ohio Casualty Corporation                         2,708,281       3,038,750        1.3
                                   100,000   The St. Paul Companies, Inc.                      3,648,430       3,112,500        1.3
                                                                                            ------------    ------------      -----
                                                                                              12,756,966      17,649,750        7.5
------------------------------------------------------------------------------------------------------------------------------------
Merchandising                       25,000   J.C. Penney Company, Inc.                         1,157,975       1,093,750        0.5
------------------------------------------------------------------------------------------------------------------------------------
Oil -- Domestic                     28,000   Atlantic Richfield Company (ARCO)                 1,584,596       2,521,750        1.1
                                    90,000   Occidental Petroleum Corporation                  2,323,525       1,760,625        0.7
                                    50,000   Phillips Petroleum Company                        1,731,105       2,565,625        1.1
                                                                                            ------------    ------------      -----
                                                                                               5,639,226       6,848,000        2.9
------------------------------------------------------------------------------------------------------------------------------------
Oil -- International                30,000   Exxon Corporation                                   892,384       2,381,250        1.0
                                    40,000   Mobil Corporation                                   915,150       4,090,000        1.8
                                    50,000   Texaco Inc.                                       1,177,506       3,115,625        1.3
                                                                                            ------------    ------------      -----
                                                                                               2,985,040       9,586,875        4.1
------------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products             98,023   International Paper Company                       3,963,011       5,011,426        2.1
                                    60,000   Weyerhaeuser Company                              2,666,100       3,881,250        1.7
                                                                                            ------------    ------------      -----
                                                                                               6,629,111       8,892,676        3.8
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment              38,000   Apartment Investment & Management
Trusts                                       Company (Class A)                                 1,151,438       1,550,875        0.7
                                    19,207   Avalonbay Communities, Inc.                         505,756         651,838        0.3
                                    40,000   Colonial Properties Trust                         1,244,488       1,085,000        0.5
                                    20,000   Crescent Real Estate Equities Company               620,058         440,000        0.2
                                    64,000   Developers Diversified Realty Corporation         1,296,294         968,000        0.4
                                    52,000   Duke Realty Investments, Inc.                     1,265,836       1,137,500        0.5
                                    35,000   Essex Property Trust, Inc.                          844,248       1,181,250        0.5
                                    35,000   Highwoods Properties, Inc.                        1,128,127         822,500        0.3
                                    30,000   Mack-Cali Realty Corporation                      1,126,800         840,000        0.3
                                                                                            ------------    ------------      -----
                                                                                               9,183,045       8,676,963        3.7
------------------------------------------------------------------------------------------------------------------------------------


                                     8 & 9

                            Merrill Lynch Strategic Dividend Fund, July 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

NORTH AMERICA (concluded)
                                   Shares                                                                      Value      Percent of
Industries                          Held                   Common Stocks                          Cost       (Note 1a)    Net Assets
====================================================================================================================================
United States (concluded)

Steel                               55,000   Carpenter Technology Corporation               $  1,747,599     $ 1,457,500        0.6%
------------------------------------------------------------------------------------------------------------------------------------
Utilities                           77,000   Reliant Energy, Inc.                              2,188,847       2,112,687        0.9
------------------------------------------------------------------------------------------------------------------------------------
Utilities -- Electric               40,000   American Electric Power Company, Inc.             1,262,400       1,415,000        0.6
                                    50,000   BEC Energy                                        1,253,000       2,131,250        0.9
                                    60,000   Central & South West Corporation                  1,598,600       1,278,750        0.6
                                    63,000   Consolidated Edison, Inc.                         1,779,750       2,740,500        1.2
                                   105,000   Edison International                              1,759,425       2,657,813        1.1
                                    56,000   FPL Group, Inc.                                   3,155,764       3,020,500        1.3
                                    44,000   KeySpan Corporation                               1,120,500       1,221,000        0.5
                                    96,000   New Century Energies, Inc.                        3,189,435       3,330,000        1.4
                                   120,000   Northern States Power Company                     2,613,600       2,700,000        1.2
                                                                                            ------------    ------------      -----
                                                                                              17,732,474      20,494,813        8.8
------------------------------------------------------------------------------------------------------------------------------------
Utilities -- Natural Gas            40,000   Consolidated Natural Gas Company                  1,805,775       2,505,000        1.1
                                    44,000   Enron Corp.                                       2,026,319       3,748,250        1.6
                                    78,197   Sempra Energy                                     2,037,272       1,734,996        0.7
                                    50,000   Sonat Inc.                                          882,073       1,759,375        0.8
                                    35,000   The Williams Companies, Inc.                      1,196,528       1,472,187        0.6
                                                                                            ------------    ------------      -----
                                                                                               7,947,967      11,219,808        4.8
------------------------------------------------------------------------------------------------------------------------------------
Utilities --                        78,000   Ameritech Corporation                             3,008,167       5,713,500        2.4
Telecommunications                  50,000   Bell Atlantic Corporation                         1,247,396       3,187,500        1.4
                                    52,000   BellSouth Corporation                             2,457,900       2,496,000        1.1
                                    40,000   GTE Corporation                                   1,429,930       2,947,500        1.3
                                    55,000   U S WEST, Inc.                                    1,852,675       3,152,187        1.3
                                                                                            ------------    ------------      -----
                                                                                               9,996,068      17,496,687        7.5
------------------------------------------------------------------------------------------------------------------------------------
Utilities -- Water                  76,000   American Water Works Company, Inc.                1,429,750       2,275,250        1.0
                                    25,000   E'Town Corporation                                1,010,729       1,184,375        0.5
                                    55,500   Philadelphia Suburban Corporation                 1,203,656       1,269,563        0.5
                                    53,000   United Water Resources Inc.                         983,294       1,225,625        0.5
                                                                                            ------------    ------------      -----
                                                                                               4,627,429       5,954,813        2.5
------------------------------------------------------------------------------------------------------------------------------------
                                             Total Investments in North America              133,224,744     188,436,769       80.5
====================================================================================================================================
                                             Total Investments in Common Stocks              144,610,720     205,422,750       87.8
====================================================================================================================================
                                   Face
                                  Amount            Short-Term Securities
====================================================================================================================================
Repurchase Agreements*         $ 9,376,000   Warburg Dillon Read LLC, purchased on
                                             7/30/1999 to yield 5.05% to 8/02/1999             9,376,000       9,376,000        4.0
------------------------------------------------------------------------------------------------------------------------------------
US Government                   17,000,000   Federal Home Loan Mortgage Corporation
Agency Obligations**                         Participation Certificates, 4.95% due
                                             8/25/1999                                        16,939,225      16,939,225        7.3
------------------------------------------------------------------------------------------------------------------------------------
                                             Total Investments in Short-Term Securities       26,315,225      26,315,225       11.3
====================================================================================================================================

Total Investments                                                                           $170,925,945     231,737,975       99.1
                                                                                            ============
Other Assets Less Liabilities                                                                                  2,158,682        0.9
                                                                                                            ------------      -----
Net Assets                                                                                                  $233,896,657      100.0%
                                                                                                            ============      =====

====================================================================================================================================

(a)   American Depositary Receipts (ADR).
* Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
** US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
      See Notes to Financial Statements.


                                    10 & 11

                            Merrill Lynch Strategic Dividend Fund, July 31, 1999

STATEMENT OF ASSETS AND LIABILITIES

                As of July 31, 1999
=================================================================================================================
Assets:         Investments, at value (identified cost -- $170,925,945) (Note 1a) .                  $231,737,975
                Cash ..............................................................                           404
                Foreign cash (Note 1d) ............................................                       217,571
                Receivables:
                   Securities sold ................................................   $  1,826,022
                   Dividends ......................................................        600,350
                   Beneficial interest sold .......................................        220,338      2,646,710
                                                                                      ------------
                Prepaid registration fees and other assets (Note 1g) ..............                        44,752
                                                                                                     ------------
                Total assets ......................................................                   234,647,412
                                                                                                     ------------
=================================================================================================================
Liabilities:    Payables:
                   Beneficial interest redeemed ...................................        387,553
                   Investment adviser (Note 2) ....................................        118,499
                   Distributor (Note 2) ...........................................         95,207        601,259
                                                                                      ------------
                Accrued expenses and other liabilities ............................                       149,496
                                                                                                     ------------
                Total liabilities .................................................                       750,755
                                                                                                     ------------
=================================================================================================================
Net Assets:     Net assets ........................................................                  $233,896,657
                                                                                                     ============
=================================================================================================================
Net Assets      Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:     number of shares authorized .......................................                  $    178,485
                Class B Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized .......................................                       527,059
                Class C Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized .......................................                        37,804
                Class D Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized .......................................                       895,372
                Paid-in capital in excess of par ..................................                   161,119,237
                Undistributed investment income -- net ............................                       420,994
                Undistributed realized capital gains on investments and foreign
                currency transactions -- net ......................................                     9,907,698
                Unrealized appreciation on investments and foreign currency
                transactions -- net ...............................................                    60,810,008
                                                                                                     ------------
                Net assets ........................................................                  $233,896,657
                                                                                                     ============
=================================================================================================================
Net Asset       Class A -- Based on net assets of $25,476,997 and 1,784,846 shares
Value:          of beneficial interest outstanding ................................                  $      14.27
                                                                                                     ============
                Class B -- Based on net assets of $75,329,703 and 5,270,594 shares
                of beneficial interest outstanding ................................                  $      14.29
                                                                                                     ============
                Class C -- Based on net assets of $5,346,549 and 378,039 shares
                of beneficial interest outstanding ................................                  $      14.14
                                                                                                     ============
                Class D -- Based on net assets of $127,743,408 and 8,953,722 shares
                of beneficial interest outstanding ................................                  $      14.27
                                                                                                     ============
=================================================================================================================

                See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                          For the Year Ended July 31, 1999
======================================================================================================================
Investment                Dividends (net of $56,802 foreign withholding tax) ..........                   $  6,004,374
Income                    Interest and discount earned ................................                      1,234,760
(Notes 1e & 1f):                                                                                          ------------
                          Total income ................................................                      7,239,134
                                                                                                          ------------
======================================================================================================================
Expenses:                 Investment advisory fees (Note 2) ...........................   $  1,287,539
                          Account maintenance and distribution fees -- Class B (Note 2)        769,537
                          Account maintenance fees -- Class D (Note 2) ................        269,815
                          Transfer agent fees -- Class D (Note 2) .....................        130,485
                          Transfer agent fees -- Class B (Note 2) .....................        109,224
                          Registration fees (Note 1g) .................................         82,580
                          Accounting services (Note 2) ................................         65,898
                          Professional fees ...........................................         61,033
                          Printing and shareholder reports ............................         55,537
                          Account maintenance and distribution fees -- Class C (Note 2)         48,535
                          Transfer agent fees -- Class A (Note 2) .....................         30,123
                          Custodian fees ..............................................         25,336
                          Trustees' fees and expenses .................................         23,988
                          Transfer agent fees -- Class C (Note 2) .....................          7,345
                          Pricing fees ................................................            202
                          Other .......................................................          6,425
                                                                                          ------------
                          Total expenses ..............................................                      2,973,602
                                                                                                          ------------
                          Investment income -- net ....................................                      4,265,532
                                                                                                          ------------
======================================================================================================================
Realized &                Realized gain (loss) from:
Unrealized Gain (Loss)       Investments -- net .......................................     13,639,976
On Investments &             Foreign currency transactions -- net .....................         (9,067)     13,630,909
Foreign Currency                                                                          ------------
Transactions -- Net       Change in unrealized appreciation/depreciation on:
(Notes 1c, 1d, 1f & 3):      Investments -- net .......................................      9,183,402
                             Foreign currency transactions -- net .....................           (122)      9,183,280
                                                                                          ------------    ------------
                          Net realized and unrealized gain on investments and
                          foreign currency transactions ...............................                     22,814,189
                                                                                                          ------------
                          Net Increase in Net Assets Resulting from Operations ........                   $ 27,079,721
                                                                                                          ============
======================================================================================================================

                          See Notes to Financial Statements.


                                    12 & 13

                            Merrill Lynch Strategic Dividend Fund, July 31, 1999

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Year Ended July 31,
                                                                                               ------------------------------
                       Increase (Decrease) in Net Assets:                                          1999             1998
=============================================================================================================================
Operations:            Investment income -- net ............................................   $   4,265,532    $   4,057,003
                       Realized gain on investments and foreign currency transactions -- net      13,630,909       33,543,282
                       Change in unrealized appreciation/depreciation on investments and
                       foreign currency transactions -- net ................................       9,183,280      (15,046,769)
                                                                                               -------------    -------------
                       Net increase in net assets resulting from operations ................      27,079,721       22,553,516
                                                                                               -------------    -------------
=============================================================================================================================
Dividends &            Investment income -- net:
Distributions to          Class A ..........................................................        (615,334)        (687,382)
Shareholders              Class B ..........................................................      (1,107,518)      (1,178,158)
(Note 1h):                Class C ..........................................................         (71,147)         (58,545)
                          Class D ..........................................................      (2,447,831)      (2,102,336)
                       Realized gain on investments -- net:
                          Class A ..........................................................      (3,916,159)      (2,370,162)
                          Class B ..........................................................     (11,960,245)      (6,786,151)
                          Class C ..........................................................        (691,392)        (257,657)
                          Class D ..........................................................     (16,343,239)      (6,550,432)
                                                                                               -------------    -------------
                       Net decrease in net assets resulting from dividends and distributions
                       to shareholders .....................................................     (37,152,865)     (19,990,823)
                                                                                               -------------    -------------
=============================================================================================================================
Beneficial Interest    Net increase (decrease) in net assets derived from beneficial .......      41,649,071         (292,936)
Transactions           interest transactions ...............................................   -------------    -------------
(Note 4):
=============================================================================================================================
Net Assets:            Total increase in net assets ........................................      31,575,927        2,269,757
                       Beginning of year ...................................................     202,320,730      200,050,973
                                                                                               -------------    -------------
                       End of year* ........................................................   $ 233,896,657    $ 202,320,730
                                                                                               =============    =============
=============================================================================================================================
                      *Undistributed investment income -- net (Note 1i) ....................   $     420,994    $     406,383
                                                                                               =============    =============
=============================================================================================================================

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have                            Class A
                    been derived from information provided in      -------------------------------------------------------------
                    the financial statements.                                      For the Year Ended July 31,
                                                                   -------------------------------------------------------------
                    Increase (Decrease) in Net Asset Value:         1999+        1998+        1997+        1996+        1995
================================================================================================================================
Per Share           Net asset value, beginning of year .........   $  15.36     $  15.21     $  12.43     $  12.24     $   12.78
Operating                                                          --------     --------     --------     --------     ---------
Performance:        Investment income -- net ...................        .35          .39          .38          .38           .39
                    Realized and unrealized gain on investments
                    and foreign currency transactions -- net ...       1.42         1.37         4.17         1.55          1.10
                                                                   --------     --------     --------     --------     ---------
                    Total from investment operations ...........       1.77         1.76         4.55         1.93          1.49
                                                                   --------     --------     --------     --------     ---------
                    Less dividends and distributions:
                       Investment income -- net ................       (.36)        (.39)        (.39)        (.36)         (.42)
                       Realized gain on investments -- net .....      (2.50)       (1.22)       (1.38)       (1.38)        (1.61)
                                                                   --------     --------     --------     --------     ---------
                    Total dividends and distributions ..........      (2.86)       (1.61)       (1.77)       (1.74)        (2.03)
                                                                   --------     --------     --------     --------     ---------
                    Net asset value, end of year ...............   $  14.27     $  15.36     $  15.21     $  12.43     $   12.24
                                                                   ========     ========     ========     ========     =========
================================================================================================================================
Total Investment    Based on net asset value per share .........      14.15%       12.03%       40.42%       16.98%        14.04%
Return:*                                                           ========     ========     ========     ========     =========
================================================================================================================================
Ratios to Average   Expenses ...................................        .87%         .88%         .90%        1.04%         1.05%
Net Assets:                                                        ========     ========     ========     ========     =========
                    Investment income -- net ...................       2.50%        2.51%        2.87%        3.04%         3.39%
                                                                   ========     ========     ========     ========     =========
================================================================================================================================
Supplemental        Net assets, end of year (in thousands) .....   $ 25,477     $ 24,233     $ 28,940     $ 18,106     $  18,687
Data:                                                              ========     ========     ========     ========     =========
                    Portfolio turnover .........................      20.11%       32.66%       14.29%       26.42%        52.69%
                                                                   ========     ========     ========     ========     =========
================================================================================================================================

                    The following per share data and ratios have                            Class B
                    been derived from information provided in      -------------------------------------------------------------
                    the financial statements.                                      For the Year Ended July 31,
                                                                   -------------------------------------------------------------
                    Increase (Decrease) in Net Asset Value:         1999+        1998+        1997+        1996+        1995
================================================================================================================================
Per Share           Net asset value, beginning of year .........   $  15.38     $  15.22     $  12.44     $  12.23     $   12.77
Operating                                                          --------     --------     --------     --------     ---------
Performance:        Investment income -- net ...................        .21          .23          .25          .26           .29
                    Realized and unrealized gain on investments
                    and foreign currency transactions -- net ...       1.41         1.38         4.16         1.55          1.07
                                                                   --------     --------     --------     --------     ---------
                    Total from investment operations ...........       1.62         1.61         4.41         1.81          1.36
                                                                   --------     --------     --------     --------     ---------
                    Less dividends and distributions:
                       Investment income -- net ................       (.21)        (.23)        (.25)        (.22)         (.29)
                       Realized gain on investments -- net .....      (2.50)       (1.22)       (1.38)       (1.38)        (1.61)
                                                                   --------     --------     --------     --------     ---------
                    Total dividends and distributions ..........      (2.71)       (1.45)       (1.63)       (1.60)        (1.90)
                                                                   --------     --------     --------     --------     ---------
                    Net asset value, end of year ...............   $  14.29     $  15.38     $  15.22     $  12.44     $   12.23
                                                                   ========     ========     ========     ========     =========
================================================================================================================================
Total Investment    Based on net asset value per share .........      12.96%       10.94%       38.90%       15.89%        12.82%
Return:*                                                           ========     ========     ========     ========     =========
================================================================================================================================
Ratios to Average   Expenses ...................................       1.89%        1.90%        1.94%        2.08%         2.09%
Net Assets:         Investment income -- net ...................       1.48%        1.50%        1.89%        2.06%         2.36%
                                                                   ========     ========     ========     ========     =========
================================================================================================================================
Supplemental        Net assets, end of year (in thousands) .....   $ 75,330     $ 73,067     $ 93,509     $ 96,461     $ 130,921
Data:                                                              ========     ========     ========     ========     =========
                    Portfolio turnover .........................      20.11%       32.66%       14.29%       26.42%        52.69%
                                                                   ========     ========     ========     ========     =========
================================================================================================================================

                    *     Total investment returns exclude the effects of sales
                          charges.
                    +     Based on average shares outstanding.

                          See Notes to Financial Statements.


                                    14 & 15

                            Merrill Lynch Strategic Dividend Fund, July 31, 1999

FINANCIAL HIGHLIGHTS (concluded)

                                                                                            Class C
                                                                   -------------------------------------------------------------
                                                                                                                        For the
                    The following per share data and ratios have                                                        Period
                    been derived from information provided in                                                           Oct. 21,
                    the financial statements.                                      For the Year Ended July 31,          1994+ to
                                                                   -----------------------------------------------      July 31,
                    Increase (Decrease) in Net Asset Value:         1999++       1998++       1997++       1996++         1995
================================================================================================================================
Per Share           Net asset value, beginning of period .......   $  15.25     $  15.11     $  12.37     $  12.20     $   11.84
Operating                                                          --------     --------     --------     --------     ---------
Performance:        Investment income -- net ...................        .20          .23          .24          .24           .21
                    Realized and unrealized gain on investments
                    and foreign currency transactions -- net ...       1.40         1.37         4.13         1.55          1.21
                                                                   --------     --------     --------     --------     ---------
                    Total from investment operations ...........       1.60         1.60         4.37         1.79          1.42
                                                                   --------     --------     --------     --------     ---------
                    Less dividends and distributions:
                       Investment income -- net ................       (.21)        (.24)        (.25)        (.24)         (.25)
                       Realized gain on investments -- net .....      (2.50)       (1.22)       (1.38)       (1.38)         (.81)
                                                                   --------     --------     --------     --------     ---------
                    Total dividends and distributions ..........      (2.71)       (1.46)       (1.63)       (1.62)        (1.06)
                                                                   --------     --------     --------     --------     ---------
                    Net asset value, end of period .............   $  14.14     $  15.25     $  15.11     $  12.37     $   12.20
                                                                   ========     ========     ========     ========     =========
================================================================================================================================
Total Investment    Based on net asset value per share .........      12.96%       10.96%       38.84%       15.78%        13.30%++
Return:**                                                          ========     ========     ========     ========     =========
================================================================================================================================
Ratios to Average   Expenses ...................................       1.90%        1.90%        1.95%        2.08%         2.19%*
Net Assets:                                                        ========     ========     ========     ========     =========
                    Investment income -- net ...................       1.45%        1.47%        1.83%        1.91%         1.94%*
                                                                   ========     ========     ========     ========     =========
================================================================================================================================
Supplemental        Net assets, end of period (in thousands) ...   $  5,347     $  4,379     $  3,025     $  1,953     $     811
Data:                                                              ========     ========     ========     ========     =========
                    Portfolio turnover .........................      20.11%       32.66%       14.29%       26.42%        52.69%
                                                                   ========     ========     ========     ========     =========
================================================================================================================================

                                                                                            Class D
                                                                   -------------------------------------------------------------
                                                                                                                        For the
                    The following per share data and ratios have                                                        Period
                    been derived from information provided in                                                           Oct. 21,
                    the financial statements.                                      For the Year Ended July 31,          1994+ to
                                                                   -----------------------------------------------      July 31,
                    Increase (Decrease) in Net Asset Value:         1999++       1998++       1997++       1996++         1995
================================================================================================================================
Per Share           Net asset value, beginning of period .......   $  15.36     $  15.20     $  12.43     $  12.24     $   11.85
Operating                                                          --------     --------     --------     --------     ---------
Performance:        Investment income -- net ...................        .32          .35          .35          .34           .26
                    Realized and unrealized gain on investments
                    and foreign currency transactions -- net ...       1.41         1.38         4.16         1.57          1.23
                                                                   --------     --------     --------     --------     ---------
                    Total from investment operations ...........       1.73         1.73         4.51         1.91          1.49
                                                                   --------     --------     --------     --------     ---------
                    Less dividends and distributions:
                       Investment income -- net ................       (.32)        (.35)        (.36)        (.34)         (.29)
                       Realized gain on investments -- net .....      (2.50)       (1.22)       (1.38)       (1.38)         (.81)
                                                                   --------     --------     --------     --------     ---------
                    Total dividends and distributions ..........      (2.82)       (1.57)       (1.74)       (1.72)        (1.10)
                                                                   --------     --------     --------     --------     ---------
                    Net asset value, end of period .............   $  14.27     $  15.36     $  15.20     $  12.43     $   12.24
                                                                   ========     ========     ========     ========     =========
================================================================================================================================
Total Investment    Based on net asset value per share .........      13.88%       11.84%       39.99%       16.73%        13.98%++
Return:**                                                          ========     ========     ========     ========     =========
================================================================================================================================
Ratios to Average   Expenses ...................................       1.12%        1.12%        1.15%        1.28%         1.38%*
Net Assets:                                                        ========     ========     ========     ========     =========
                    Investment income -- net ...................       2.26%        2.25%        2.62%        2.62%         2.93%*
                                                                   ========     ========     ========     ========     =========
================================================================================================================================
Supplemental        Net assets, end of period (in thousands) ...   $127,743     $100,642     $ 74,577     $ 44,691     $  13,988
Data:                                                              ========     ========     ========     ========     =========
                    Portfolio turnover .........................      20.11%       32.66%       14.29%       26.42%        52.69%
                                                                   ========     ========     ========     ========     =========
================================================================================================================================

                    *     Annualized.
                    **    Total investment returns exclude the effects of sales
                          charges.
                    +     Commencement of operations.
                    ++    Based on average shares outstanding.
                    ++    Aggregate total investment return.

                          See Notes to Financial Statements.


                                    16 & 17

                            Merrill Lynch Strategic Dividend Fund, July 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Strategic Dividend Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements -- The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Options -- The Fund is authorized to write call and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $9,091 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.


                                    18 & 19

                            Merrill Lynch Strategic Dividend Fund, July 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of
 .60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Account     Distribution
                                                    Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class B ..................................                .25%           .75%
Class C ..................................                .25%           .75%
Class D ..................................                .25%            --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                      MLFD               MLPF&S
--------------------------------------------------------------------------------
Class A ..............................                  $66               $1,066
Class D ..............................               $1,502              $20,475
--------------------------------------------------------------------------------

For the year ended July 31, 1999, MLPF&S received contingent deferred sales charges of $109,392 and $2,528 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $22,980 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1999 were $42,723,686 and $38,370,429, respectively.

Net realized gains (losses) for the year ended July 31, 1999 and net unrealized gains (losses) as of July 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                               Gains (Losses)     Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..................        $13,638,590        $60,812,030
Short-term investments .................              1,386                 --
Foreign currency transactions ..........             (9,067)            (2,022)
                                               ------------       ------------
Total ..................................        $13,630,909        $60,810,008
                                               ============       ============
--------------------------------------------------------------------------------

As of July 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $60,812,030, of which $65,162,685 related to appreciated securities and $4,350,655 related to depreciated securities. At July 31, 1999, the aggregate cost of investments for Federal income tax purposes was $170,925,945.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $41,649,071 and $(292,936) for the years ended July 31, 1999 and July 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 1999                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           446,426       $  6,159,548
Shares issued to shareholders in
reinvestment of dividends and
distributions ............................           300,330          3,873,661
                                                ------------       ------------
Total issued .............................           746,756         10,033,209
Shares redeemed ..........................          (539,325)        (7,578,565)
                                                ------------       ------------
Net increase .............................           207,431       $  2,454,644
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 1998                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           514,315       $  7,854,695
Shares issued to shareholders in
reinvestment of dividends and
distributions ............................           161,266          2,431,803
                                                ------------       ------------
Total issued .............................           675,581         10,286,498
Shares redeemed ..........................        (1,001,374)       (15,674,992)
                                                ------------       ------------
Net decrease .............................          (325,793)      $ (5,388,494)
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 1999                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         2,525,084       $ 34,620,181
Shares issued to shareholders in
reinvestment of dividends and
distributions ............................           804,138         10,362,932
                                                ------------       ------------
Total issued .............................         3,329,222         44,983,113
Automatic conversion of shares ...........          (767,206)       (10,719,733)
Shares redeemed ..........................        (2,043,427)       (28,760,574)
                                                ------------       ------------
Net increase .............................           518,589       $  5,502,806
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 1998                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,170,952       $ 17,989,341
Shares issued to shareholders in
reinvestment of dividends and
distributions ............................           397,438          6,004,482
                                                  ----------        -----------
Total issued .............................         1,568,390         23,993,823
Automatic conversion of shares ...........        (1,761,378)       (26,630,593)
Shares redeemed ..........................        (1,200,240)       (18,345,326)
                                                  ----------        -----------
Net decrease .............................        (1,393,228)      $(20,982,096)
                                                  ==========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 1999                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           245,472       $  3,350,198
Shares issued to shareholders in
reinvestment of dividends and
distributions ............................            50,462            644,271
                                                ------------       ------------
Total issued .............................           295,934          3,994,469
Shares redeemed ..........................          (205,083)        (2,865,334)
                                                ------------       ------------
Net increase .............................            90,851       $  1,129,135
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 1998                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           269,716       $  4,117,807
Shares issued to shareholders in
reinvestment of dividends and
distributions ............................            15,921            238,604
                                                ------------       ------------
Total issued .............................           285,637          4,356,411
Shares redeemed ..........................          (198,582)        (3,033,238)
                                                ------------       ------------
Net increase .............................            87,055       $  1,323,173
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 1999                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         2,152,445       $ 30,438,636
Automatic conversion of shares ...........           768,031         10,719,733
Shares issued to shareholders in
reinvestment of dividends and
distributions ............................         1,207,415         15,577,811
                                                ------------       ------------
Total issued .............................         4,127,891         56,736,180
Shares redeemed ..........................        (1,727,866)       (24,173,694)
                                                ------------       ------------
Net increase .............................         2,400,025       $ 32,562,486
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 1998                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           294,437       $  4,567,752
Automatic conversion of shares ...........         1,762,950         26,630,593
Shares issued to shareholders in
reinvestment of dividends and
distributions ............................           436,035          6,579,795
                                                ------------       ------------
Total issued .............................         2,493,422         37,778,140
Shares redeemed ..........................          (845,433)       (13,023,659)
                                                ------------       ------------
Net increase .............................         1,647,989       $ 24,754,481
                                                ============       ============
--------------------------------------------------------------------------------


                                    20 & 21

                            Merrill Lynch Strategic Dividend Fund, July 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Strategic Dividend Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Strategic Dividend Fund as of July 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reason able assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Strategic Dividend Fund as of July 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 10, 1999

IMPORTANT TAX INFORMATION

Of the ordinary income distributions paid quarterly by Merrill Lynch Strategic Dividend Fund during its taxable year ended July 31, 1999, 86.91% qualify for the dividends received deduction for corporations.

Additionally, the following information summarizes the long-term capital gains distributions paid by the Fund during its taxable year ended July 31, 1999:

--------------------------------------------------------------------------------
 Record                             Payable                          Long-Term
  Date                               Date                         Capital Gains*
--------------------------------------------------------------------------------
10/01/98                           10/09/98                          $2.192915
12/15/98                           12/23/98                          $ .122127
--------------------------------------------------------------------------------
*     This entire distribution is subject to the 20% tax rate.

      Please retain this information for your records.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Robert C. Doll, Senior Vice President
Walter D. Rogers, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

Custodian

State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


                                    22 & 23

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Strategic Dividend Fund
Box 9011
Princeton, NJ
08543-9011                                                        #10561 -- 7/99

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